TF1 SA1 08/22

[Franklin Templeton Logo]

SUPPLEMENT DATED AUGUST 12, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2022

OF

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

(each a series of Franklin Tax-Free Trust)

Effective on or about August 15, 2022, certain dealer commissions paid by the Funds’ distributor from Class A (and Class A1, as applicable) sales charges will change. Therefore, the Funds’ statement of additional information is amended as follows:

I. On or about August 15, 2022, the dealer commission schedule for Class A (and Class A1, as applicable) shares of the Funds will be as follows:

Amount of Investment	For Funds with an initial sales charge of 3.75% (%)
Under $100,000	3.50
$100,000 but under $250,000	3.00
$250,000 but under $500,000	1.00
$500,000 but under $750,000	1.00
$750,000 but under $1 million	1.00
$1 million but under $5 million	1.00
$5 million but under $10 million	0.50
$10 million but under $15 million	0.50
$15 million but under $50 million	0.50
$50,000 or more	0.25

Amount of Investment	For Funds with an initial sales charge of 2.25% (%)
Under $100,000	2.00
$100,000 but under $250,000	1.25
$250,000 but under $500,000	1.00
$500,000 but under $5 million0	1.00
$5 million but under $10 million	0.50

$10 million but under $15 million	0.50
$15 million but under $50 million	0.50
$50,000 or more	0.25

Please keep this supplement with your statement of additional information for future reference.